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                                                                  EXHIBIT (z)(2)

Mitchell M. Merin                   Chairman; President and Chief Executive           New York, NY
                                    Officer of the Funds
Stefanie Chang Yu                   Secretary; Vice President of the Funds            New York, NY
Amy Doberman                        Managing Director; Vice President and
                                    Secretary of the Funds                            New York, NY
Barry Fink                          Managing Director                                 New York, NY
Geoffrey Flynn                      Managing Director                                 Jersey City, NJ
Michael Kiley                       Managing Director, Chief Executive Officer        New York, NY
                                    and President
Mihal Nahari                        Managing Director                                 New York, NY
Edward C. Wood, III                 Managing Director, Chief Administrative           Oakbrook Terrace. IL
                                    Officer and Chief Operating Officer
Steven M. Massoni                   Managing Director                                 Oakbrook Terrace, IL
Colette M. Saucedo                  Managing Director                                 Houston, TX
Laurence J. Althoff                 Executive Director                                Oakbrook Terrace, IL
Kenneth Beard                       Executive Director                                Jersey City, NJ
Patricia A. Bettlach                Executive Director                                Chesterfield, MO
Michael P. Boos                     Executive Director                                Oakbrook Terrace, IL
Richard F. Brereton                 Executive Director                                New York, NY
Elizabeth M. Brown                  Executive Director                                Houston, TX
Juanita E. Buss                     Executive Director                                Kennesaw, GA
Richard J. Charlino                 Executive Director                                Jersey City, NJ
Dominick Cogliandro                 Executive Director                                Jersey City, NJ
Susan K. Crawshaw                   Executive Director                                Oakbrook Terrace, IL
Gary R. DeMoss                      Executive Director                                Oakbrook Terrace, IL
Richard G. Golod                    Executive Director                                Jersey City, NJ
Michelle H. Huber                   Executive Director                                Oakbrook Terrace, IL
Troy D. Huber                       Executive Director                                Oakbrook Terrace, IL
Michael B. Hughes                   Executive Director                                Oakbrook Terrace, IL
Robert Daniel Kendall               Executive Director                                Oakbrook Terrace, IL
Gary F. Kleinschmidt                Executive Director                                Chalfont, PA
David Linton                        Executive Director                                Weston, CT
Carl Mayfield                       Executive Director                                Lakewood, CO
Mark R. McClure                     Executive Director                                Oakbrook Terrace, IL
Maura A. McGrath                    Executive Director                                Jersey City, NJ
Lou Anne McInnis                    Executive Director                                New York, NY
Robert F. Muller, Jr.               Executive Director                                Cypress, FL
Lance O'Brien Murphy                Executive Director                                Dallas, TX
Carsten Otto                        Executive Director                                New York, NY
Joseph Pollaro                      Executive Director                                Jersey City, NJ
Walter E. Rein                      Executive Director and Chief Financial Officer    Oakbrook Terrace, IL
Louis Rivera                        Executive Director                                Houston, TX
Thomas C. Rowley                    Executive Director                                Oakbrook Terrace, IL
James J. Ryan                       Executive Director                                Oakbrook Terrace, IL
Andrew J. Scherer                   Executive Director                                Oakbrook Terrace, IL
Robert H. Schumacher                Executive Director                                Oakbrook Terrace, IL
Gwen L. Shaneyfelt                  Executive Director                                Oakbrook Terrace, IL
Richard Stefanec                    Executive Director                                Tarzana, CA
Terry L. Swenson                    Executive Director                                Amery, WI
John Tierney                        Executive Director                                Oakbrook Terrace, IL
Michael James Tobin                 Executive Director                                Oakbrook Terrace, IL
Thomas Buckley Tyson                Executive Director                                Oakbrook Terrace, IL
Elizabeth Vale                      Executive Director                                West Conshohocken, NJ
Robert S. West                      Executive Director                                Oakbrook Terrace, IL
Gary Weber                          Executive Director                                Jersey City, NJ
Barbara Anne Marie Withers          Executive Director                                Oakbrook Terrace, IL
Patrick M. Zacchea                  Executive Director                                Oakbrook Terrace, IL
Gregory Heffington                  1st Vice President                                Ft. Collins, CO
James D. Stevens                    1st Vice President                                North Andover, MA

James K. Ambrosio                   Vice President                                    Lloyd Harbor, NY
George Steven Amidon                Vice President                                    Oakbrook Terrace, IL
Leslie Ann Ashton                   Vice President                                    Salt Lake City, UT
Matthew T. Baker                    Vice President                                    Oakbrook Terrace, IL
Scott C. Bernstiel                  Vice President                                    Freehold, NJ
Roger J. Bianco                     Vice President                                    Highlands Ranch, CO
Carol S. Biegel                     Vice President                                    Naperville, IL
Brian E. Binder                     Vice President                                    Oakbrook Terrace, IL
Christopher M. Bisaillon            Vice President                                    Chicago, IL
James Burke Bradford                Vice President                                    Oakbrook Terrace, IL
Curtis W. Bradshaw                  Vice President                                    Oakbrook Terrace, IL
Michael Winston Brown               Vice President                                    Colleyville, TX
John T. Browning                    Vice President                                    Oakbrook Terrace, IL
Loren Burket                        Vice President                                    Plymouth, MN
Daniel Burton                       Vice President                                    New York, NY
Michelina Calandrella               Vice President                                    New York, NY
Deanne Margaret Chiaro              Vice President                                    Hermosa Beach, CA
Scott A. Chriske                    Vice President                                    Safety Harbor, FL
Michael Colston                     Vice President                                    Louisville, KY
Brent Alan Cooper                   Vice President                                    Oakbrook Terrace, IL
Kimberly Haynes Costello            Vice President                                    New York, NY
Shannon Colleen Crowley             Vice President                                    Oakbrook Terrace, IL
Gina Costello                       Vice President                                    Oakbrook Terrace, IL
Suzanne Cummings                    Vice President                                    Oakbrook Terrace, IL
Joanne Doldo                        Vice President;
                                    Assistant Secretary of the Funds                  New York, NY
Pat Flynn Dredze                    Vice President                                    Oakbrook Terrace, IL
Paula Duerr                         Vice President                                    Oakbrook Terrace, IL
Craig Alan Dumnich                  Vice President                                    Perryville, MD
Michael E. Eccleston                Vice President                                    Chicago, IL
Craig S. Falduto                    Vice President                                    Oakbrook Terrace, IL
Tara Farrelly                       Vice President                                    New York, NY
William J. Fow                      Vice President                                    Redding, CT
David Joseph Fredrick               Vice President                                    Newton, MA
Charles Friday                      Vice President                                    Gibsonia, PA
Gina Germane                        Vice President                                    New York, NY
Robert P. Glover                    Vice President                                    Princeton, NJ
Walter C. Gray                      Vice President                                    Houston, TX
Daniel Hamilton                     Vice President                                    Austin, TX
Hunter Handley                      Vice President                                    Oakbrook Terrace, IL
John G. Hansen                      Vice President                                    San Francisco, CA
William G. Harrigan                 Vice President                                    Jersey City, NJ
Francis Martin Hawkins              Vice President                                    Oakbrook Terrace, IL
Michael D. Hibsch                   Vice President                                    Nashville, TN
Matthew T. Hilding                  Vice President                                    Houston, TX
Richard Ralph Hoffman               Vice President                                    Jersey City, NJ
Ryan Teague Hurley                  Vice President                                    Oakbrook Terrace, IL
Lowell Jackson                      Vice President                                    Roswell, GA
Nancy Johannsen                     Vice President                                    Oakbrook Terrace, IL
Thomas G. Johnson                   Vice President                                    Jersey City, NJ
Laurie L. Jones                     Vice President                                    Houston, TX
Tara Jones                          Vice President                                    Oakbrook Terrace, IL
Louis Gregory Kafkes                Vice President                                    Oakbrook Terrace, IL
Thomas Patrick Kelly                Vice President                                    Oakbrook Terrace, IL
Frederick Kohly                     Vice President                                    Miami, FL
Daniel W. Krause                    Vice President                                    Oakbrook Terrace, IL
Lisa Therese Kueng                  Vice President                                    Oakbrook Terrace, IL
Brian Laux                          Vice President                                    Staten Island, NY
Tony E. Leal                        Vice President                                    Houston, TX

Holly Lieberman                     Vice President                                Oakbrook Terrace, IL
Ivan R. Lowe                        Vice President                                Houston, TX
Richard M. Lundgren                 Vice President                                River Forest, IL
Bennett MacDougall                  Vice President                                New York, NY
Douglas M. Macomber                 Vice President                                Elmhurst, IL
Anthony S. Manyanares               Vice President                                Oakbrook Terrace, IL
Eric J. Marmoll                     Vice President                                Oakbrook Terrace, IL
Anne Therese McGrath                Vice President                                San Francisco, CA
Winston McLaughlin                  Vice President;
                                    Chief Compliance Officer                      Jersey City, NJ
Elisa R. Mitchell                   Vice President;                               Oakbrook Terrace, IL
                                    Assistant Secretary of the Funds
Sterling Tyler Moore                Vice President                                San Francisco, CA
John T. Moser                       Vice President                                Oakbrook Terrace, IL
Grant R. Myers                      Vice President                                Houston, TX
Richard A. Myers                    Vice President                                Oakbrook Terrace, IL
Elizabeth A. Nelson                 Vice President;                               Oakbrook Terrace, IL
                                    Assistant Secretary of the Funds
Peter Nicholas                      Vice President                                Marblehead, MA
Brian O'Connell                     Vice President                                Oakbrook Terrace, IL
Mark E. O'Donnell                   Vice President                                Watertown, MA
Gregory J. Olsen                    Vice President                                Oakbrook Terrace, IL
Timothy Jay Ott                     Vice President                                Highland, VA
Pete Papageorgakis                  Vice President                                Oakbrook Terrace, IL
Dean Crawford Phillips              Vice President                                Oakbrook Terrace, IL
Shannon C. Poley                    Vice President                                Oakbrook, IL
Richard J. Poli                     Vice President                                Downingtown, PA
Michael W. Rohr                     Vice President                                Naperville, IL
Christine Cleary Ross               Vice President                                Scottsdale, AZ
Suzette N. Rothberg                 Vice President                                Maple Grove, MN
Jeffrey Rourke                      Vice President                                Malvern, PA
Jason F. Ruimerman                  Vice President                                Salem, MA
Shahid S. Saigol                    Vice President                                Tampa, FL
Pam Salley                          Vice President                                Houston, TX
Thomas J. Sauerborn                 Vice President                                Jersey City, NJ
Tonya Hammet Sax                    Vice President                                Oakbrook Terrace, IL
David T. Saylor                     Vice President                                Oakbrook Terrace, IL
Maura Scherer                       Vice President                                Oakbrook Terrace, IL
Stanley S. Schiewe                  Vice President                                Keller, TX
Timothy M. Scholten                 Vice President                                New Albany, OH
Ronald J. Schuster                  Vice President                                Orlando, FL
Frank Skubic                        Vice President                                San Francisco, CA
Heather Smith                       Vice President                                Richmond, VA
Christopher J. Staniforth           Vice President                                Leawood, KS
Joseph L. Thomas                    Vice President                                San Diego, CA
Hugh C. Triplett                    Vice President                                Thousand Oaks, CA
Thomas Buckley Tyson                Vice President                                Oakbrook Terrace, IL
Curtis L. Ulvestad                  Vice President                                Red Wing, MN
Brett Van Bortel                    Vice President                                Oakbrook Terrace, IL
Larry Brian Vickrey                 Vice President                                Houston, TX
Daniel B. Waldron                   Vice President                                Oakbrook Terrace, IL
John M. Walsh                       Vice President                                Oakbrook Terrace, IL
Sharon Monica Wells                 Vice President                                Jersey City, NJ
Steven P. Werner                    Vice President                                Mission Viejo, CA
Harold Whitworth, III               Vice President                                Liberty Township, OH
Joel John Wilczewski                Vice President                                Franklin, TN
Thomas M. Wilson                    Vice President                                Oakbrook Terrace, IL
Sheldon Winicour                    Vice President                                New York, NY
Barbara A. Withers                  Vice President                                Oakbrook Terrace, IL
Judy W. Wooley                      Vice President                                Houston, TX
John Wyckoff                        Vice President                                Santa Monica, CA

David M. Wynn                       Vice President                                Chandler, AZ
Lynn Chadderton                     Asst. Vice President                          Valrico, FL
Regina Coleman                      Asst. Vice President                          Oakbrook Terrace, IL
Kristen L. Doss                     Asst. Vice President                          Houston, TX
Christine K. Putong                 Asst. Vice President                          Oakbrook Terrace, IL
Dennis M. Rady                      Asst. Vice President                          Oakbrook Terrace, IL
David P. Robbins                    Asst. Vice President                          Oakbrook Terrace, IL
Lisa Schultz                        Asst. Vice President                          Oakbrook Terrace, IL
Laurel Shipes                       Asst. Vice President                          Duluth, GA
David H. Villarreal                 Asst. Vice President                          Oakbrook Terrace, IL



Marilyn Cranney                     Assistant Secretary;
                                    Assistant Secretary of the Funds              New York, NY
Mary Mullin                         Assistant Secretary;
                                    Assistant Secretary of the Funds              New York, NY
John Browning                       Officer                                       Oakbrook Terrace, IL
Leticia George                      Officer                                       Houston, TX
William D. McLaughlin               Officer                                       Houston, TX
Rebecca Newman                      Officer                                       Houston, TX
John Yovanovic                      Officer                                       Houston, TX
Mitchell M. Merin                   Director and Chairman                         New York, NY
Jonathan S. Thomas                  Director                                      New York, NY
Edward C. Wood, III                 Director                                      Oakbrook Terrace, IL